UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2016

Versum Materials, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37664	47-5632014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-7499

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In connection with the previously announced separation of the Electronic Materials Division of Air Products and Chemicals, Inc. (“Air Products”) to form Versum Materials, Inc. (the “Company”), the Company and Air Products made available certain printed materials to investors containing information that had previously been made publicly available in Versum’s Registration Statement on Form 10 or otherwise.

The presentation, including all financial information, is deemed furnished and not filed.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Investor Presentation dated September 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versum Materials, Inc.
(Registrant)

Dated: September 14, 2016	By:	/s/ Michael W. Valente
Michael W. Valente
Senior Vice President Law and Human Resources, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation dated September 2016.